SCUDDER
                                                                     INVESTMENTS



    Scudder
    Worldwide 2004 Fund

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--------------------------------------------------------------------------------

                                  Annual Report
                                  July 31, 2001





Seeks to provide a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income.

Contents
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  3   Performance Summary

  6   Portfolio Management Review

 12   Portfolio Summary

 14   Investment Portfolio

 21   Financial Statements

 24   Financial Highlights

 25   Notes to Financial Statements

 30   Report of Independent Auditors

 31   Tax Information

 32   Shareholder Meeting Results

 33   Officers and Trustees

 34   Investment Products and Services

 36   Account Management Resources



                                       Nasdaq Symbol  CUSIP Number
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Scudder Worldwide 2004 Fund                KWIVX       81123E-606
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Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                                July 31, 2001
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--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)
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                                                                   Life of
                                       1-Year   3-Year   5-Year    Fund*
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Scudder Worldwide 2004 Fund            -3.90%    2.21%    6.93%    7.57%
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EAFE Index+                           -21.88%   -2.24%    3.08%    3.94%
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Lehman Brothers
Government/Corporate
Bond Index++                           12.71%    6.82%    7.85%    7.88%
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60% Lehman Brothers Government/
Corporate Bond Index / 40% EAFE Index  -3.82%    3.37%    5.52%    5.77%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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Net Asset Value:
7/31/01                                                 $  8.55
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7/31/00                                                 $ 10.19
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Distribution Information:
Twelve Months:
  Income Dividends                                      $  0.34
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  Capital Gains Distributions                           $  0.95
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--------------------------------------------------------------------------------
 Lipper Rankings**
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                                               Number
                                              of Funds      Percentile
Period                             Rank       Tracked       Ranking
--------------------------------------------------------------------------------
1-Year                               7    of     10           64
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3-Year                              10    of     10           91
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5-Year                               9    of      9           90
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Rankings/ratings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(a) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


              Scudder Worldwide                      Lehman Brothers Government/
                  2004 Fund            EAFE Index^+    Corporate Bond Index^++
 5/31/94*             9500                 10000                 10000
    1994              9732                 10238                 10177
    1995             10772                 10952                 11208
    1996             11527                 11338                 11801
    1997             13575                 13392                 13074
    1998             15091                 14122                 14128
    1999             15260                 15489                 14458
    2000             16768                 16888                 15283
    2001             16115                 13193                 17226



                          Yearly periods ended July 31
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--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
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                                                                   Life of
                                        1-Year   3-Year   5-Year   Fund*
--------------------------------------------------------------------------------
Scudder         Growth of $10,000      $9,130  $10,144  $13,281    $16,115
Worldwide 2004  ----------------------------------------------------------------
Fund            Average annual
                total return            -8.70%     .48%    5.84%      6.81%
--------------------------------------------------------------------------------
EAFE Inde^+     Growth of $10,000      $7,812   $9,342  $11,636    $13,193
                ----------------------------------------------------------------
                Average annual
                total return           -21.88%   -2.24%    3.08%      3.94%
--------------------------------------------------------------------------------
Lehman Brothers Growth of $10,000     $11,271  $12,192  $14,597    $17,226
Government/     ----------------------------------------------------------------
Corporate Bond  Average annual
Index^++         total return           12.71%    6.82%    7.85%      7.88%
--------------------------------------------------------------------------------
60% Lehman
Brothers        Growth of $10,000      $9,618  $11,045  $13,086    $14,949
Government/     ----------------------------------------------------------------
Corporate Bond
Index / 40%     Average annual
EAFE Index      total return            -3.82%    3.37%    5.52%      5.77%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

^(a) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

* The Fund commenced operations on May 3, 1994. Index comparisons begin May 31, 1994.

** Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

^+ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

^++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
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Scudder Worldwide 2004 Fund: A Team Approach to Investing

                 Scudder Worldwide 2004 Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                 Lead Portfolio Manager Irene Cheng joined the Advisor in 1993 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Ms. Cheng has over 17 years of investment industry experience.

                 Portfolio Manager Marc Slendebroek joined the Advisor in 1994 and the fund team in 1999. Mr.Slendebroek began his investment career in 1989.

The international economic backdrop remained challenging for the bulk of the one-year period ended July 31, 2001, characterized largely by a marked slowdown in global economic growth, extreme stock market volatility and currency weakness. Scudder Worldwide 2004 Fund, a portfolio designated by the prospectus as 60 percent high-quality domestic bonds and 40 percent international equities, slightly lagged the 60/40 combination of its benchmark indices. Lead Portfolio Manager Irene Cheng and Portfolio Manager Marc Slendebroek, who manage the equity portion of the portfolio, explain the fund's struggles despite its bond cushion, and offer insights into the potential international equity environment in the months ahead.

                 Q: How did Scudder Worldwide 2004 Fund perform during the annual period?

                 A: Scudder Worldwide 2004 Fund declined 3.9 percent for the period. Our benchmark, a 60/40 combination of two unmanaged indices, the Lehman Brothers Government/Corporate Bond Index and the MSCI EAFE Index, respectively, was also in the red, with a negative return of -3.82 percent for the same period. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities, while the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.

                 Problems within the consumer discretionary sector were responsible for much of the downside in the equity portion of the portfolio. This was especially true with our stock picks from the consumer discretionary subsectors of media and publishing, particularly those issued by companies dependent upon advertising revenues; advertising spending is the first budget trim for many businesses as they cope with the strain of the global

--------------------------------------------------------------------------------
Economic Guideposts Data as of 7/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    2 years ago  1 year ago  6 months ago   Now
Inflation Rate (a)                     2.00        3.70        3.40        3.30
U.S. Unemployment Rate (b)             4.3         4.0         4.20        4.50
Federal Funds Rate (c)                 5.00        6.50        6.00        3.75
Industrial Production (d)              4.40        6.7         3.20       -3.6
Growth  Rate of Personal Income (e)    4.50        7.20        7.30        5.10

--------------------------------------------------------------------------------

(a)  The year-over-year percentage change in U.S. consumer prices.

(b)  The percentage of adults out of work and looking for a job.

(c)  The interest rate banks charge each other for overnight loans.

(d)  Year-over-year percentage change.

(e)  Growth rate of individual income from all sources.

     Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

                 downturn. Our Japanese consumer discretionaries fared poorly as well, suffering from domestic economic problems in Japan and the overall global slowdown. Finally, our absence from the auto industry hurt relative performance. We mistakenly anticipated that the auto industry would grow sluggish in the face of an economic slowdown, but that was not the case. Luxury vehicles are the last affected by an economic downturn, and many European companies draw heavy revenue off these vehicles. Even Japanese automakers did well, particularly in America, where superior product and rankings have more than carried them through these otherwise difficult times. In addition to consumer discretionaries, information technology (IT) hurt performance as well. The speed of the global slowdown surprised many corporations, IT and otherwise, and as a result, profit warnings quickly spread throughout the United States and then to the rest of the world during the past several months.

               Q: The portfolio's bonds clearly offset some of the damage; within the equity portion of the portfolio, what else helped to soften the downside?

               A: Our underweight in telecommunications services bolstered performance. Within the communications equipment sector, we eliminated Nokia when it became apparent that pressure on sales revenues would continue into the latter half of 2001. Most recently, given our concerns over the rapidly deteriorating situation in Argentina, we eliminated our exposure to Telefonica, the Spanish telecom service provider with significant holdings in South America. Finally, our modest underweight in financials, as well as stock selection there, cushioned losses slightly.

               Q: How did you position the equity portion of the portfolio throughout the period?

               A: On a regional basis, we shifted our position in Japan. In the beginning of the period, we were underweight, and then we built up to index weighting, which was overweight relative to most of our competition. This positioning helped initially as the market appeared to believe that the prevailing negative economic environment would serve as a catalyst for deep structural reform. The market also responded positively to the appointment of Junichiro Koizumi as interim prime minister in April, in part because he managed to land this role on a reform platform backed by overwhelming and somewhat surprising popular support. However, in recent months it has become increasingly clear that despite these positive developments, obstacles to fundamental restructuring remain entrenched. We have therefore reduced our exposure there to a slight underweight.

               On a sectoral basis, the most notable shift in portfolio structure during the period -- our overweight in energy -- appears defensive in nature but is more a reflection of where we see good opportunities. During the period we bolstered our weightings in BP Amoco and TotalFina (0.8 percent and 0.9 percent of the portfolio, respectively). We believe the earnings power of the energy companies has more room to expand, and the global supply/demand balance remains favorable.

               We trimmed exposure to financials from a slight overweight to an underweight for a variety of reasons, not the least of which is the decreased investment activity so commonly seen with slowing economic growth. We're also concerned that European banks might have made some potentially problematic loans during these difficult times, and that they will need to set aside more funding to accommodate these potential problems. That said, we expect investment activity will eventually surface among Japan's investment banks, as the elimination of cross-shareholdings and corporate restructuring will continue to drive the need for more creative financial advisory services. We are still, however, underweight in Japanese commercial banks due to the continuing problem of nonperforming loans.

               Q: What is your outlook for the months ahead?

               A: As we wait for clear market direction, we expect that improving global liquidity and accommodative fiscal policies will have a curative effect on corporate and consumer demand. But this will take time. From a macroeconomic point of view, the outlook for the Japanese economy is poor. Exports are weakening as global demand slumps. In Europe, we expect equity markets to remain challenging in the short term. As the overall global market wrestles with declining corporate earnings against an easing interest-rate environment, we maintain our portfolio strategy, focusing on bottom-up stockpicking and companies that we believe will perform well under a broad range of economic scenarios. We continue to focus on companies demonstrating strong earnings growth and a sustainable competitive advantage in terms of business model. We believe that our approach, which focuses on strong company fundamentals, can help to balance both risk and reward as the market adjusts to changing global economic scenarios.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                  July 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Allocation                            7/31/01     7/31/00
--------------------------------------------------------------------------------
Common Stocks                                   31%         42%
U.S. Government Obligations                     66%         57%
Short-Term Investments                           3%          1%
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                                               100%        100%
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--------------------------------------------------------------------------------
 Geographical Diversification*               7/31/01     7/31/00
--------------------------------------------------------------------------------
France                                          21%         20%
Japan                                           19%         25%
United Kingdom                                  19%         17%
Germany                                         12%         12%
Switzerland                                      7%          3%
Netherlands                                      5%          4%
Italy                                            5%          6%
Canada                                           2%          2%
Australia                                        2%          2%
Other                                            8%          9%
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                                               100%        100%
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--------------------------------------------------------------------------------
 Sector Diversification*                     7/31/01     7/31/00
--------------------------------------------------------------------------------
Financial                                       20%         22%
Manufacturing                                   13%         12%
Energy                                          10%          6%
Health                                          10%          5%
Consumer Staples                                 9%          5%
Communications                                   6%         13%
Consumer Discretionary                           5%          3%
Technology                                       5%         15%
Service Industries                               5%          5%
Other                                           17%         14%
--------------------------------------------------------------------------------
                                               100%        100%
--------------------------------------------------------------------------------

Asset allocation, geographical and sector diversification are subject to change.

*  Excludes Cash Equivalents and U.S. Government Obligations.

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at July 31, 2001* (7.5% of Portfolio)      Percent
--------------------------------------------------------------------------------
 1.TotalFinaELF SA                                                       0.9%
    Explorer of oil and natural gas in France
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 2.GlaxoSmithKline PLC                                                   0.8%
    Developer of vaccines and health related consumer products in the
    United Kingdom
--------------------------------------------------------------------------------
 3.Shell Transport & Trading PLC                                         0.8%
    Provider of oil internationally based in the United Kingdom
--------------------------------------------------------------------------------
 4.VEBA AG                                                               0.8%
    Distributor of oil and chemicals in Germany
--------------------------------------------------------------------------------
 5.Nestle SA                                                             0.8%
    Producer and seller of food products in Switzerland
--------------------------------------------------------------------------------
 6.BP Amoco PLC                                                          0.8%
    Provider of oil internationally based in the United Kingdom
--------------------------------------------------------------------------------
 7.Aventis SA                                                            0.7%
    Manufacturer of life science products in France
--------------------------------------------------------------------------------
 8.Suez SA                                                               0.7%
    Builder of water treatment plants in France
--------------------------------------------------------------------------------
 9.Canadian National Railway Co.                                         0.6%
    Operator of railroads in Canada
--------------------------------------------------------------------------------
10.Serono SA                                                             0.6%
    Developer and marketer of biotechnology products in
    Switzerland
--------------------------------------------------------------------------------

*    Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                         as of July 31, 2001
--------------------------------------------------------------------------------


                                                       Shares      Value ($)
--------------------------------------------------------------------------------
 Common Stocks 30.9%
--------------------------------------------------------------------------------

Australia 0.6%
--------------------------------------------------------------------------------
Broken Hill Proprietary Co., Ltd.
  (Producer of petroleum, mineral and
  steel products)                                      14,235       70,262

WMC Ltd. (Developer of mineral products)               12,500       54,975
--------------------------------------------------------------------------------
                                                                   125,237
--------------------------------------------------------------------------------
Austria 0.2%
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OMV AG (Producer of oil and gas)                          400       37,205
--------------------------------------------------------------------------------

Belgium 0.4%
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Interbrew (Brewer of beer)                              3,100       81,412
--------------------------------------------------------------------------------

Canada 0.6%
--------------------------------------------------------------------------------
Canadian National Railway Co. (Operator
  of railroads)                                         2,800      128,046

Precision Drilling Corp.* (Provider of
  drilling and energy services)                           200        5,689
--------------------------------------------------------------------------------
                                                                   133,735
--------------------------------------------------------------------------------

Denmark 0.3%
--------------------------------------------------------------------------------
Novo Nordisk AS* (Developer of diabetes
  care products)                                        1,500       67,849
--------------------------------------------------------------------------------

France 6.6%
--------------------------------------------------------------------------------

Aventis SA (Manufacturer of life science
  products)                                             1,970      151,501

Banque Nationale de Paris (Provider of
  banking services)                                     1,165      101,270

Christian Dior (Manufacturer of luxury
  products)                                               885       32,655

Coflexip SA (Manufacturer of flexible
  pipe and cables that carry hydraulic,
  electrical or optical signals)                           48        7,690

Compagnie Generale d'Industrie et de
  Participations (Producer of automobile
  components, diagnostic equipment and
  abrasive pellets)                                       444       13,771

Compagnie Generale de Geophysique SA*
  (Provider of geophysical services,
  equipment and software products)                        103        4,950

Credit Lyonnais SA (Provider of
  diversified banking services)                         2,647      101,863

European Aeronautic & Space Co.
  (Manufacturer of military airplanes
  and equipment)                                        1,338       26,588

Eurotunnel SA* (Designer, financer and
  constructor of the Eurotunnel)                       78,547       73,573
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                       Shares      Value ($)
--------------------------------------------------------------------------------
Groupe Danone (Producer of food products
  worldwide)                                              793      103,435

Lafarge SA (Produces various building
  materials)                                              509       43,488

Orange SA* (Provider of cellular
  telephone services)                                   3,978       31,620

Sanofi-Synthelabo SA (Manufacturer of
  health care products and medical and
  surgical equipment)                                     907       57,008

Schneider Electric SA (Manufacturer of
  electronic components and automated
  manufacturing systems)                                1,286       68,672

Societe BIC SA (Manufacturer of office
  supplies)                                             1,255       48,340

Societe Generale "A" (Provider of
  banking services)                                       886       49,328

STMicroelectronics NV (Manufacturer of
  semiconductor integrated circuits)                      857       27,803

Suez SA* (Builder of water treatment
  plants)                                               4,053      136,846

Technip (Designer and constructor of
  industrial facilities)                                   47        6,377

TotalFinaEIF SA "B" (Explorer of oil and
  natural gas)                                          1,331      189,455

Vivendi Universal SA (Operator of music,
  television and film, and
  telecommunications businesses)                        1,194       70,030
--------------------------------------------------------------------------------
                                                                 1,346,263
--------------------------------------------------------------------------------

Germany 3.8%
--------------------------------------------------------------------------------

Allianz AG (Provider of multi-line
  insurance services)                                     220       61,724

AMB Generali Holding AG (Provider of
  insurance and financial services
  worldwide)                                              173       19,839

BASF AG (Producer of chemicals)                         1,045       42,675

Bayer AG (Producer of chemical products)                2,720      112,149

Deutsche Bank AG (Registered) (Provider
  of financial services)                                  520       36,412

Deutsche Telekom AG (Registered)
  (Provider of telecommunication
  services)                                             2,890       64,234

HypoVereinsbank (Provider of banking
  services)                                             1,094       48,651

Infineon Technologies AG (Manufacturer
  and marketer of semiconductors)                         594       15,340

Karstadt AG (Operator of department
  stores)                                               1,144       34,550

Metro AG (Operator of building,
  clothing, electronics and food stores)                1,300       50,983

Muenchener
  Rueckversicherungs-Gesellschaft AG
  (Registered) (Operator of an insurance
  company)                                                331       94,608

ProSiebenSat.1Media AG (Producer and
  broadcaster of television programming)                  513        7,410
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                       Shares      Value ($)
--------------------------------------------------------------------------------
Siemens AG (Manufacturer of electrical
  and electronic equipment)                               567       31,692

VEBA AG (Distributor of oil and
  chemicals)                                            2,945      160,613
--------------------------------------------------------------------------------

                                                                   780,880
--------------------------------------------------------------------------------

Hong Kong 0.2%
--------------------------------------------------------------------------------

Hutchison Whampoa, Ltd. (Provider of
  investment services and other
  diversified services)                                 3,400       32,803
--------------------------------------------------------------------------------

Italy 1.4%
--------------------------------------------------------------------------------

Assicurazioni Generali SpA (Provider of
  insurance and financial services)                     3,200      102,107

Mediobanca SpA (Provider of medium- and
  long-term business loans and credit)                  8,900      101,907

Riunione Adriatica di Sicurta SpA
  (Provider of insurance services)                      5,900       72,360

Saipem SpA (Explorer of petroleum
  products)                                             1,100        6,067
--------------------------------------------------------------------------------
                                                                   282,441
--------------------------------------------------------------------------------

Japan 5.8%
--------------------------------------------------------------------------------

Asahi Glass Co., Ltd. (Manufacturer of a
  variety of glass products)                            4,000       28,719

Canon, Inc. (Producer of visual image
  and information equipment)                            1,000       33,740

Chugai Pharmaceutical Co., Ltd.
  (Producer of pharmaceuticals)                         4,000       56,286

Dai Nippon Printing Co., Ltd. (Operator
  of printing business)                                 1,000       11,393

Daiwa Securities Group, Inc. (Provider
  of brokerage and other financial
  services)                                             6,000       52,049

East Japan Railway Co. (Operator of
  railroad services)                                        9       48,139

Fast Retailing Co., Ltd. (Operator of
  casual clothes retail chain)                            200       35,755

Matsushita Electric Industrial Co., Ltd.
  (Manufacturer of consumer electronic
  products)                                             4,000       55,647

Mitsubishi Estate Co., Ltd. (Provider of
  real estate services)                                 7,000       65,537

Mitsubishi Heavy Industries, Ltd.
  (Manufacturer of heavy machinery)                     6,000       22,690

Mitsui Fudosan Co., Ltd. (Provider of
  real estate services)                                 9,000       85,053

Mizuho Holdings, Inc. (Provider of
  financial services)                                       3       11,513
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                       Shares      Value ($)
--------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Manufacturer of ceramic applied
  electronic computers)                                   300       19,188

NEC Corp. (Manufacturer of
  telecommunication and computer
  equipment)                                            3,000       40,032

Nikko Securities Co., Ltd. (Provider of
  broker and dealer services)                           7,000       43,878

Nippon Telegraph & Telephone Corp.
  (Provider of telecommunication
  services)                                                 7       35,874

Nissan Motor Co., Ltd. (Manufacturer of
  motor vehicles)                                      11,000       75,459

Nomura Securities Co., Ltd. (Provider of                5,000       81,551
  financial services)

NTT Mobile Communications Network, Inc.
  (Provider of various telecommunication
  services and equipment)                                   5       69,159

Sankyo Co., Ltd. (Producer of leading
  ethical drug)                                         3,000       57,925

Sega Enterprises Co., Ltd.* (Maker of
  commercial amusement equipment)                       1,100       17,317

Sharp Corp. (Manufacturer of consumer
  and industrial electronics)                           7,000       80,368

Sony Corp. (Manufacturer of consumer
  electronic products)                                    400       19,668

Takeda Chemical Industries, Ltd.
  (Manufacturer of pharmaceutical
  products)                                             1,000       46,052

Tokyo Electron Ltd. (Manufacturer of
  semiconductor production equipment)                     300       17,390

Toshiba Corp. (Manufacturer of general
  electronics)                                          7,000       32,684

Toyota Motor Corp. (Manufacturer of
  diversified automotive products)                      1,200       39,528

West Japan Railway Co. (Provider of
  railway transportation services)                          1        4,997
--------------------------------------------------------------------------------
                                                                 1,187,591
--------------------------------------------------------------------------------

Korea 0.2%
--------------------------------------------------------------------------------

Samsung Electronics Co. (Manufacturer of
  electronic parts)                                       230       33,579
--------------------------------------------------------------------------------

Netherlands 1.7%
--------------------------------------------------------------------------------

ASML Holding NV* (Developer of
  photolithography projection systems)                    500       10,426

DSM NV (Manufacturer of chemicals)                        600       21,587

Elsevier NV (Publisher of scientific,
  professional, business and consumer
  information books)                                    1,900       23,186

Fortis (NL) NV (Provider of banking and
  insurance services)                                     700       18,261
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                       Shares      Value ($)
--------------------------------------------------------------------------------
Gucci Group NV (New York shares)
  (Designer and producer of personal
  luxury accessories and apparel)                         400       34,108

Heineken NV (Brewer of beer and soft
  drink producer)                                       2,600      102,672

ING Groep NV* (Provider of financial
  services to individuals, corporations
  and other institutions)                               1,600       52,160

Unilever NV (Manufacturer of packaged
  food and personal care products)                      1,100       65,528

Wolters Kluwer NV (Publisher of
  information for specific occupational
  and industrial groups)                                  400       10,606
--------------------------------------------------------------------------------

                                                                   338,534
--------------------------------------------------------------------------------

Norway 0.1%
--------------------------------------------------------------------------------
Statoil ASA* (Supplier of crude oil and
  natural gas)                                          2,900       20,498
--------------------------------------------------------------------------------

Spain 0.5%
--------------------------------------------------------------------------------

Inditex* (Manufacturer and retailer of
  apparel)                                              2,100       33,789

Repsol SA (Explorer, developer and
  producer of crude oil products and
  natural gas)                                          4,000       66,180
--------------------------------------------------------------------------------

                                                                    99,969
--------------------------------------------------------------------------------

Sweden 0.3%
--------------------------------------------------------------------------------

Ericsson LM "B" (Producer of advanced
  systems and products for wired and
  mobile communications)                               11,800       64,045
--------------------------------------------------------------------------------

Switzerland 2.2%
--------------------------------------------------------------------------------

Nestle SA (Registered) (Producer and
  seller of food products)                                740      158,458

Roche Holding AG (Developer of
  pharmaceutical and chemical products)                   659       50,153

Serono SA (Developer and marketer of
  biotechnology products)                                 123      116,031

Syngenta AG (Producer of seeds and
  chemicals for crop protection)                        1,025       53,833

UBS AG* (Registered) (Provider of
  commercial and investment banking
  services)                                             1,479       67,064
--------------------------------------------------------------------------------

                                                                   445,539
--------------------------------------------------------------------------------

Taiwan 0.2%
--------------------------------------------------------------------------------

Taiwan Semiconductor Manufacturing Co.
  (Manufacturer of integrated circuits
  and other semiconductor devices)                      2,660       43,358
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                       Shares      Value ($)
--------------------------------------------------------------------------------

United Kingdom 5.8%
--------------------------------------------------------------------------------

Anglo American PLC* (Producer of
  platinum)                                             1,581       20,965

BP Amoco PLC (Provider of oil
  internationally)                                     18,759      156,077

British Airways PLC (Provider of
  passenger and cargo airline services)                 9,113       44,570

British Telecom PLC (Provider of
  telecommunication services)                           7,922       55,124

Compass Group PLC (Operator of an
  international food service group)                     8,921       66,719

EMI Group PLC (Producer of music
  recording)                                            9,320       58,507

GlaxoSmithKline PLC (Developer of
  vaccines, health related consumer
  products, and prescription and OTC
  medicines)                                            5,625      162,579

J Sainsbury PLC (Distributor of food)                  15,988       93,469

PowerGen PLC (Provider of electric
  utilities in the United Kingdom)                      2,099       22,118

Reed International PLC (Publisher of
  scientific, professional and
  business-to-business materials)                      12,627      108,389

Reuters Group PLC (Provider of
  international news and information)                   8,281      100,485

Rio Tinto PLC (Operator of a mining,
  manufacturing and development company)                3,344       56,265

Shell Transport & Trading PLC (Provider
  of oil internationally)                              19,208      162,552

Vodafone AirTouch PLC (Provider of
  mobile telecommunication services)                   39,320       86,062
--------------------------------------------------------------------------------
                                                                 1,193,881
--------------------------------------------------------------------------------
Total Common Stocks (Cost $6,556,346)                            6,314,819
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Warrants* 0.0%
--------------------------------------------------------------------------------

France

Compagnie Generale d'Industrie et de
  Participations (Producer of automobile
  components, diagnostic equipment and
  abrasive pellets) (Cost $1,017)                      444          210
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                                                  Principal
                                                 Amount ($)         Value ($)
--------------------------------------------------------------------------------
 U.S. Government Obligations 66.1%
--------------------------------------------------------------------------------

United States
--------------------------------------------------------------------------------
U.S. Treasury Separate Trading
  Registered Interest and Principal
  Securities, Principal only, 4.446%**,
  11/15/2004                                       14,850,000   12,849,260

U.S. Treasury Separate Trading
  Registered Interest and Principal
  Securities, Principal only, 4.569%**,
  11/15/2004                                          750,000      646,402
--------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $12,036,507)  13,495,662
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Short-Term Investments 3.0%
--------------------------------------------------------------------------------

Federal Home Loan Bank, 3.8%***,
  8/1/2001 (Cost $610,000)                            610,000      610,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%  (Cost
  $19,203,870)^(a)                                              20,420,691
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Bond equivalent yield to maturity; not a coupon rate.

***  Annualized yield at the time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $19,231,110. At July 31, 2001, net unrealized appreciation for all securities based on tax cost was $1,189,581. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,792,191 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $602,610.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of July 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $19,203,870)        $ 20,420,691
--------------------------------------------------------------------------------
Cash                                                                 3,718
--------------------------------------------------------------------------------
Receivable for investments sold                                     48,027
--------------------------------------------------------------------------------
Dividends receivable                                                   720
--------------------------------------------------------------------------------
Foreign taxes recoverable                                           15,235
--------------------------------------------------------------------------------
Total assets                                                    20,488,391
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                   60,744
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    27,284
--------------------------------------------------------------------------------
Accrued management fee                                              10,618
--------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                  5,121
--------------------------------------------------------------------------------
Accrued reorganization costs                                         2,761
--------------------------------------------------------------------------------
Other accrued expenses and payables                                 61,827
--------------------------------------------------------------------------------
Total liabilities                                                  168,355
--------------------------------------------------------------------------------
Net assets, at value                                          $ 20,320,036
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                322,779
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                    1,216,821
--------------------------------------------------------------------------------
  Foreign currency related transactions                               (701)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                            (1,051,770)
--------------------------------------------------------------------------------
Paid-in capital                                                 19,832,907
--------------------------------------------------------------------------------
Net assets, at value                                          $ 20,320,036
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share
($20,320,036 / 2,375,876 outstanding shares of
beneficial interest, $.01 par value, unlimited number
of shares authorized)                                         $       8.55
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended July 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $21,173)          $    101,212
--------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $30)                  1,004,801
--------------------------------------------------------------------------------
Total Income                                                     1,106,013
--------------------------------------------------------------------------------
Expenses:
Management fee                                                     134,411
--------------------------------------------------------------------------------
Administrative fee                                                   7,728
--------------------------------------------------------------------------------
Services to shareholders                                            39,199
--------------------------------------------------------------------------------
Custodian fees                                                     106,855
--------------------------------------------------------------------------------
Administrative services fees                                        55,657
--------------------------------------------------------------------------------
Auditing                                                             7,661
--------------------------------------------------------------------------------
Legal                                                                1,342
--------------------------------------------------------------------------------
Trustees' fees and expenses                                          7,269
--------------------------------------------------------------------------------
Reports to shareholders                                             14,496
--------------------------------------------------------------------------------
Registration fees                                                    2,662
--------------------------------------------------------------------------------
Reorganization                                                       8,441
--------------------------------------------------------------------------------
Other                                                                  969
--------------------------------------------------------------------------------
Total expenses, before expense reductions                          386,690
--------------------------------------------------------------------------------
Expense reductions                                                  (2,316)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                           384,374
--------------------------------------------------------------------------------
Net investment income (loss)                                       721,639
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (815,514)
--------------------------------------------------------------------------------
Foreign currency related transactions                               (5,458)
--------------------------------------------------------------------------------
                                                                  (820,972)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (779,732)
--------------------------------------------------------------------------------
Foreign currency related transactions                                  171
--------------------------------------------------------------------------------
                                                                  (779,561)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                      (1,600,533)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     $  (878,894)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Years Ended July 31,

Increase (Decrease) in Net Assets                        2001         2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $    721,639 $    929,816
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         (820,972)   2,070,337
--------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the period                       (779,561)    (373,886)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            (878,894)   2,626,267
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                (771,197)    (950,433)
--------------------------------------------------------------------------------
Net realized gains                                 (2,143,476)  (1,876,497)
--------------------------------------------------------------------------------
Fund share transactions:
--------------------------------------------------------------------------------
Reinvestment of distributions                       2,848,598    2,692,128
--------------------------------------------------------------------------------
Cost of shares redeemed                            (3,082,217)  (5,954,063)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from Fund share transactions                         (233,619)  (3,261,935)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                  (4,027,186)  (3,462,598)
--------------------------------------------------------------------------------
Net assets at beginning of period                  24,347,222   27,809,820
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$322,779 and $532,848, respectively)             $ 20,320,036 $ 24,347,222
--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period           2,388,175    2,694,309
--------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                         321,925      278,131
--------------------------------------------------------------------------------
Shares redeemed                                      (334,224)    (584,265)
--------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                (12,299)    (306,134)
--------------------------------------------------------------------------------
Shares outstanding at end of period                 2,375,876    2,388,175
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Per Share Operating
 Performance                    2001^d  2000^d 1999^d  1998^d  1997^e  1997^f
--------------------------------------------------------------------------------

Net asset value,
beginning of period             $10.19  $10.32 $11.77  $11.60 $11.13  $10.60
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income            .30a    .36a   .35a    .42    .03     .42
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions         (.65)    .67   (.22)    .77    .44     .71
--------------------------------------------------------------------------------
  Total from investment
  operations                      (.35)   1.03    .13    1.19    .47    1.13
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income           (.34)   (.39)  (.42)   (.49)    --    (.44)
--------------------------------------------------------------------------------
  Net realized gains
  on investment transactions      (.95)   (.77) (1.16)   (.53)    --    (.16)
--------------------------------------------------------------------------------
  Total distributions            (1.29)  (1.16) (1.58)  (1.02)    --   (.60)
--------------------------------------------------------------------------------
Net asset value, end
of period                        $8.55  $10.19 $10.32  $11.77 $11.60  $11.13
--------------------------------------------------------------------------------
Total Return (%)^b               (3.90)   9.88   1.12   11.17   4.22** 11.08
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)                 20      24     28      33     36      35
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.72c   1.46   1.30    1.19   1.19*   1.19
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            1.71c   1.45   1.30    1.19   1.19*   1.19
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 3.22    3.49   3.28    3.49   3.20*   3.63
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         28      31     62      27     30*     25
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.67% and 1.67%, respectively (see Notes to Financial Statements).

^d    For the years ended July 31.

^e    For the one month ended July 31, 1997.

^f    For the year ended June 30.

*     Annualized   **   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


 A. Significant Accounting Policies

Scudder Worldwide 2004 Fund (the "Fund"), formerly Kemper Worldwide 2004 Fund, is a diversified series of Scudder Target Equity Fund (the "Trust"), formerly Kemper Target Equity Fund, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares were sold during a limited offering period, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through July 31, 2001, the Fund incurred approximately $1,025,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

B. Purchases and Sales of Securities

For the year ended July 31, 2001, investment transactions (excluding short-term instruments) are as follows:

--------------------------------------------------------------------------------
Purchases                                                           $  6,158,130
--------------------------------------------------------------------------------
Proceeds from sales                                                 $  9,777,420
--------------------------------------------------------------------------------

C. Related Parties

As described in Note E, ZSI initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective June 25, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of average daily net assets. The Fund incurred a management fee of $134,411 for the year ended July 31, 2001.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In return for the services provided, the Fund pays ZSI an Administrative Fee. For the period June 25, 2001 through July 31, 2001, the Administrative Fee was $7,728, of which $6,883 is unpaid at July 31, 2001.

Shareholder Services Agreement. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the shareholder service agent of the Fund. Prior to June 25, 2001, SISC incurred shareholder services fees of $34,687 for the period ended July 31, 2001, of which $4,850 is unpaid at July 31, 2001.

Effective June 25, 2001, the shareholder services fees will be paid by the Advisor in accordance with the Administrative Agreement.

Administrative Services Agreement. The Fund has an administrative services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the year ended July 31, 2001 are $55,657, of which $5,040 was unpaid at July 31, 2001. Effective July 1, 2001, the Fund implemented a distribution services agreement which replaced the administrative services agreement. The distribution services agreement does not change the shareholder services fee rate and the implementation of the plan did not result in any increase in fees or expenses for the Fund.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2001, Trustees' fees and expenses aggregated $2,637. In addition, a one-time fee of $4,632 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note E. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $2,316 of such costs.

D. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee that is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

E. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Worldwide 2004 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Scudder Worldwide 2004 Fund (the "Fund"), as of July 31, 2001, and the related statement of operations for the year then ended and changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                /s/ Ernst & Young LLP
September 12, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.27 per share from net long-term capital gains during its year ended July 31, 2001, of which 100% represented 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $211,000 as capital gain dividends for its year ended July 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Worldwide 2004 Fund (the "fund") was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Trustees of Scudder Target Equity Fund:

                                  Number of Votes:
                  --------------------------------------------------------------
Trustee                 For           Withheld     Broker Non-Votes
--------------------------------------------------------------------------------
John W. Ballantine   1,548,386         42,785             0
--------------------------------------------------------------------------------
Lewis A. Burnham     1,548,386         42,785             0
--------------------------------------------------------------------------------
Mark S. Casady       1,549,703         41,468             0
--------------------------------------------------------------------------------
Linda C. Coughlin    1,549,703         41,468             0
--------------------------------------------------------------------------------
Donald L. Dunaway    1,548,386         42,785             0
--------------------------------------------------------------------------------
James R. Edgar       1,548,386         42,785             0
--------------------------------------------------------------------------------
William F. Glavin    1,549,703         41,468             0
--------------------------------------------------------------------------------
Robert B. Hoffman    1,548,386         42,785             0
--------------------------------------------------------------------------------
Shirley D. Peterson  1,548,769         42,402             0
--------------------------------------------------------------------------------
Fred B. Renwick      1,547,452         43,719             0
--------------------------------------------------------------------------------
William P. Sommers   1,548,386         42,785             0
--------------------------------------------------------------------------------
John G. Weithers     1,548,386         42,785             0
--------------------------------------------------------------------------------

2.   To approve a Rule 12b-1 Plan:

      Affirmative             Against               Abstain
--------------------------------------------------------------------------------
       1,488,195               26,320                76,656
--------------------------------------------------------------------------------

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

      Affirmative             Against               Abstain
--------------------------------------------------------------------------------
       1,526,810               9,828                 54,533
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

TRUSTEES

John W. Ballantine
  Trustee

Lewis A. Burnham
  Trustee

Mark S. Casady
  Trustee and President

Linda C. Coughlin
  Trustee and Vice President

Donald L. Dunaway
  Trustee

James R. Edgar
  Trustee

William F. Glavin
  Trustee

Robert B. Hoffman
  Trustee

Shirley D. Peterson
  Trustee

Fred B. Renwick
  Trustee

William P. Sommers
  Trustee

John G. Weithers
  Trustee


OFFICERS

Irene T. Cheng
  Vice President

Philip J. Collora
  Vice President and
  Assistant Secretary

Tracy McCormick
  Vice President

Kathryn L. Quirk
  Vice President

William F. Truscott
  Vice President

Linda J. Wondrack
  Vice President

John R. Hebble
  Treasurer

Brenda Lyons
  Assistant Treasurer

Maureen E. Kane
  Secretary

Caroline Pearson
  Assistant Secretary

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Scudder Funds
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Core

  Scudder Blue Chip Fund
  Scudder Focus Value+Growth Fund
  Scudder Growth and Income Fund
  Scudder Research Fund
  Scudder Select 500 Fund
  Scudder Small Company Stock Fund
  Scudder Target 2011 Fund
  Scudder Total Return Fund

Growth

  Scudder 21st Century Growth Fund
  Scudder Aggressive Growth Fund
  Scudder Capital Growth Fund
  Scudder Focus Growth Fund
  Scudder Growth Fund
  Scudder Large Company Growth Fund
  Scudder Select 1000 Growth Fund
  Scudder Small Capitalization Equity Fund

Value

  Scudder Contrarian Fund
  Scudder Dividend & Growth Fund
  Scudder-Dreman High Return Equity Fund
  Scudder Large Company Value Fund
  Scudder Small Cap Value Fund

Sector

  Scudder-Dreman Financial Services Fund
  Scudder Gold Fund
  Scudder Health Care Fund
  Scudder Technology Fund
  Scudder Technology Innovation Fund

Asset Allocation

  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio
  Scudder Pathway Growth Portfolio

Global/International

  Scudder Emerging Markets Growth Fund
  Scudder Emerging Markets Income Fund
  Scudder Global Fund
  Scudder Global Bond Fund
  Scudder Global Discovery Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder International Research Fund
  Scudder Latin America Fund
  Scudder New Europe Fund
  Scudder Pacific Opportunities Fund
  The Japan Fund, Inc.

Income

  Scudder Cash Reserves Fund
  Scudder Floating Rate Fund
  Scudder High-Yield Fund
  Scudder High-Yield Opportunity Fund
  Scudder Income Fund
  Scudder Short-Term Bond Fund
  Scudder Strategic Income Fund
  Scudder U.S. Government Securities Fund

Tax-Free Income

  Scudder California Tax-Free Income Fund
  Scudder Florida Tax-Free Income Fund
  Scudder High-Yield Tax-Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Tax-Free Fund
  Scudder Medium-Term Tax-Free Fund
  Scudder New York Tax-Free IncomeFund


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                                       34
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  Retirement Programs and Education Accounts
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Retirement Programs

  Traditional IRA
  Roth IRA
  SEP-IRA
  Inherited IRA
  Keogh Plan
  401(k), 403(b) Plans
  Variable Annuities

Education Accounts
  Education IRA
  UGMA/UTMA
  IRA for Minors

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  Closed-End Funds
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  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder High Income Trust
  Scudder Intermediate Government Trust
  Scudder Multi-Market Income Trust
  Scudder Strategic Income Trust
  Scudder Strategic Municipal Income Trust
  Scudder Municipal Income Trust

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Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.








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Account Management Resources
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  Legal Counsel   Vedder, Price, Kaufman & Kammholz

                  222 North LaSalle Street
                  Chicago, IL 60601
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    Shareholder   Scudder Investments Service Company
  Service Agent
                  P.O. Box 219151
                  Kansas City, MO 64121
                  (800) 294-4366
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  Custodian and   State Street Bank and Trust Company
 Transfer Agent
                  225 Franklin Street
                  Boston, MA 02109
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    Independent   Ernst & Young LLP
       Auditors
                  200 Clarendon Street
                  Boston, MA 02116
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      Principal   Scudder Distributors, Inc.
    Underwriter
                  222 South Riverside Plaza
                  Chicago, IL 60606
                  www.scudder.com
                  (800) 621-1048
--------------------------------------------------------------------------------





                                       36
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Notes
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

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808





A member of [LOGO] Zurich Scudder Investments